09:01:44 AM                                             EXHIBIT 99. 5


                      MBNA MASTER CREDIT CARD TRUST 93-1

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                        9/15/98


        Coupon                                                    5.7375%


        Excess Protection Level
          3 Month Average                                           6.33%
        May, 1996                                                   5.71%
        April, 1996                                                 5.75%
        March, 1996                                                 7.52%


        Cash Yield                                                 18.29%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   8.81%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $750,000,000.00


        Seller Participation Amount                     $2,202,268,877.16